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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                April 1, 2002
               Date of Report (Date of earliest event reported)




                            U.S. Technologies Inc.
              (Exact name of Registrant as Specified in Charter)

         Delaware                    0-15960                  73-1284747
      (State or Other              (Commission               (IRS Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


          1130 Connecticut Ave., NW, Suite 700, Washington, DC 20036 (Address of principal executive offices including zip code)

                                (202) 466-3100
             (Registrant's telephone number, including area code)


                                Not applicable
            (Former name or address, if changed since last report)



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                   Information to be included in the report


ITEM 2. Acquisition or Disposition of Assets.

      On April 1, 2002, the Company disposed of its wholly-owned subsidiary, Gregory FCA Communications, Inc. ("Gregory FCA") to Gregory FCA's management team led by Gregory Matusky and Douglass Rose.

      In consideration for the sale of Gregory FCA, the Company received $250,000 cash, a promissory note of $50,000, in-kind services valued at $120,000 and a contingent consulting fee which could result in the receipt of an additional $460,000 cash over a three-year period ending March 31, 2005.


ITEM 7.  Financial statements and Exhibits.

   (b) Pro forma financial information.
        (1)   Not required
        (2)   Not required

   (c) Exhibits.

99.1 Stock Purchase Agreement, dated as of April 1, 2002, among U.S. Technologies Inc., Yazam.com Inc., Gregory FCA Communications Inc. Gregory Matusky and Douglas Rose

99.2  Press release dated April 12, 2002



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. TECHNOLOGIES INC.



                                    By:  /s/  Michael R. Skoff
                                       --------------------------------------
                                       Michael R. Skoff
                                       Chief Financial Officer


Dated:   April 9, 2002
         Washington, DC


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                                                                  Exhibit 99.1


                            STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT is made and entered into this 1st day of April, 2002, by and among U.S. Technologies Inc., a Delaware corporation ("USXX"), Yazam.com Inc., a Delaware corporation, and a wholly owned subsidiary of USXX, (jointly, the "Seller") and Gregory FCA Communications Inc., a Delaware corporation (the "Company"), Gregory Matusky, and Douglas Rose (each a "Buyer," collectively, the "Buyers").


                                    RECITALS


      Seller owns all of the issued and outstanding common stock of Gregory FCA Communications Inc., (the "Company"). Buyers desire to purchase such shares of the Company from Seller, and Seller desires to sell such shares to Buyers.


                                   AGREEMENTS


      In consideration of the premises and of the agreements set forth herein, and intending to be legally bound, the parties agree as follows:

SECTION 1         PURCHASE AND SALE

      1.1 Purchase and Sale of Shares. In consideration of the Purchase Price described below in Section 1.2, Seller hereby agrees to sell, assign, convey and deliver all of the shares (the "Shares") of Company Common Stock, no par value ("Common Stock"), owned by Seller to Buyers, free and clear of any claim, security interest, mortgage, pledge, lien or other encumbrance of any nature whatsoever (other than the pledge pursuant to the Stock Pledge Agreement, dated April 1, 2002 (the "Closing Date"), between the Buyers and the Seller (the "Pledge")), and the Buyers hereby agree to purchase the Shares from the Seller. One half of the Shares shall be purchased by each of the Buyers.

      1.2 Purchase Price. The purchase price (the "Purchase Price") for the Shares shall be Three Hundred Thousand Dollars and No Cents ($300,000.00), such payment to be made as follows:

            (a) The Buyers shall pay Two Hundred Fifty Thousand Dollars and No Cents ($250,000.00) in lawful money of the United States in immediately available funds (by wire transfer or bank cashier's check) on the Closing Date.



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            (b) The Buyers hereby promise to pay Fifty Thousand Dollars and No
Cents ($50,000.00) plus interest at an annual percentage rate of 5.5% (the "Loan"). Such principal payments shall be made in two equal payments of Twenty Five Thousand Dollars and No Cents ($25,000.00), the first being due on December 31, 2002 (the "First Payment Date") and the second being due on December 31, 2003 (the "Second Payment Date") respectively, together with interest payments as aforesaid. The Loan shall be evidenced by a promissory note (the "Note") in the form attached hereto as Exhibit A.

      1.3   Additional Undertakings.

            (a) For twelve months following the Closing Date, the Company shall provide public relations and investment relations professional services to the Seller valued at One Hundred Twenty Thousand Dollars and No Cents ($120,000.00) per annum, based upon the Company's standard rates as in effect on the Closing Date. Such services shall be provided under a customary retainer agreement and constitute services equal to twelve (12) monthly payments of up to Ten Thousand Dollars and No Cents per month pursuant to the service agreement between USXX and the Company, dated April 1, 2002 (the "Service Agreement") in the form attached as Exhibit B hereto.

            (b) At Closing, The Company and the Seller shall enter into a Consulting and Advisory Agreement in the form attached as Exhibit C hereto (the Consulting Agreement") providing for the payment by the Company of up to a maximum of Four Hundred Sixty Thousand Dollars No Cents ($460,000.00) to the Seller throughout the three (3) consecutive years following the Closing Date based on the gross revenue milestones described in the Consulting Agreement.

SECTION 2         DELIVERIES BY SELLER AND BUYER

      2.1 Deliveries by the Seller. Contemporaneously with the execution of this Agreement, Seller has delivered to Buyer the following:

            (a) stock certificate(s) representing the Shares duly endorsed by the Seller (or accompanied by stock powers duly executed by Seller) (other than those Shares subject to the Pledge);

            (b) a stock power endorsed in blank with respect to the transfer of the Shares subject to the Pledge, duly executed by Seller;

            (c) a Stock Pledge Agreement, of even date herewith, duly executed by Seller; and

            (d) a Service Agreement, of even date herewith, duly executed by the Seller,

            (e) a Consulting Agreement, of even date herewith, duly executed by the Seller; and


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            (f)   the minute book, stock book, seal and other corporate
records of the Company.

      2.2 Deliveries by the Buyers. Contemporaneously with the execution of this Agreement, the Buyers have delivered to the Seller the following:

            (a) Payment of $250,000 in cash, bank cashier's check or by wire transfer;

            (b) a duly executed Promissory Note, of even date herewith, in an amount equal to the Loan (the "Note");

            (c) a Stock Pledge Agreement, of even date herewith, by and between Buyers and the Seller (the "Stock Pledge") in the form attached hereto as Exhibit D, duly executed by the Buyers;

            (d) a Service Agreement, of even date herewith, duly executed by the Company;

            (e) a Consulting Agreement, of even date herewith, duly executed by the Company; and

            (e) all USXX warrants held by Gregory Matusky and Judith Ann Rodkey Matusky, totaling 44,706 shall be deemed cancelled.

SECTION 3         REPRESENTATIONS AND WARRANTIES OF THE BUYERS

Buyer hereby represents and warrants to Seller as follows:

      3.1 Enforceability of Agreement. This Agreement has been duly executed and delivered by the Buyers and such execution and delivery, and the performance by the Buyers of this Agreement and all transactions contemplated hereby, have been duly and validly authorized by any necessary corporate action on the part of each Buyer. This Agreement constitutes the legal, valid and binding obligation of the Buyers, enforceable against the Buyers in accordance with its terms.

      3.2 No Conflict. The execution, delivery and performance of this Agreement by the Buyer do not:

            (a) violate or conflict with any term or provision of the certificate of incorporation or by-laws (or other charter or organizational documents) of the Company;

            (b) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, or other judicial or regulatory determination or award applicable to the Buyers;

            (c) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, security interest, charge or other encumbrance on any of the assets or properties of either Buyer pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument relating to such assets or properties to which either Buyer is a party or by which any of such assets or properties is bound or affected; or


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            (d) require either Buyer to make or obtain any consent, order, approval, authorization or other action by, or filing with or notification to, any federal, state or local governmental or regulatory authority or any other person or entity.

      3.3 Representations of Seller. To the knowledge of Buyer, the representations and warranties made by the Seller herein are true and correct.

SECTION 4         REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to the Buyers, and agrees with the Buyers, as follows:

      4.1 Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.

      4.2 Enforceability of Agreement. This Agreement has been duly executed and delivered by the Seller and such execution and delivery, and the performance by the Seller of this Agreement and all transactions contemplated hereby, have been duly and validly authorized by any necessary corporate action on the part of the Seller. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

      4.3 The Shares. Seller owns, legally and beneficially, and has good title to all of the Shares, free and clear of any claim, security interest, mortgage, pledge, lien or other encumbrance of any nature whatsoever, other than the Pledge. The Shares constitute 100% of the issued and outstanding capital stock of the Company and there are no other securities of the Company outstanding. Without limiting the generality of the foregoing, the Company has no outstanding options (other than the option granted hereunder to Seller exerciseable on a Change in Control), warrants, convertible securities or any other rights or obligations with respect to the issuance of securities. The Company has declared no dividend.

      4.4 No conflict. The execution, delivery and performance of this Agreement by Seller does not:

            (a) violate or conflict with any term or provision of the articles of incorporation or bylaws of Seller;

            (b) conflict with or violate any law, rule, regulation, order, writ,

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judgment, injunction, decree, or other judicial or regulatory determination or award applicable to Seller;

            (c) require the Seller to make or obtain any consent, order, approval, authorization or other action by, or filing with or notification to, any federal, state or local governmental or regulatory authority or any other person or entity; or

            (d) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, security interest, charge or other encumbrance on any of the assets or properties of the Seller pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument relating to such assets or properties to which Seller is a party or by which any of such assets or properties is bound or affected.

      4.5 Assets and Liabilities. To the knowledge of Seller, the Company owns (or in the case of leased property, has a valid lease entitling it to use) all property used by the Company in its business, including the property shown on the Statement of Assets and Liabilities as at March 31, 2002 attached hereto as Exhibit E (the "Closing Statement"). To the knowledge of Seller, the Company has no liabilities of any kind except as shown on the Closing Statement.

      4.6 Taxes. Seller agrees to pay when due all federal, state and local taxes owed by the Company with respect to all periods up to and including the Closing Date. Seller will provide Buyer with true and correct copies of all federal and state tax returns filed by or with respect to the Company for all such periods. In the event that the Company is required to pay any such tax for such periods, it and Buyer may offset the amount thereof against payments due or to become due Seller.

SECTION 5         CHANGE IN CONTROL; OPTION GRANT

      5.1 Change in Control. If one or more of the following events or conditions shall occur it shall constitute a ("Change in Control"):

        (a) any person other than a Buyer acquires 51% or more of the Company's common stock or voting securities,

        (b)  a majority of the Company's directors are replaced,

        (c)  the sale of substantially all of the Company's assets, or

        (d) in the event of bankruptcy or a dissolution or liquidation of the Company.

      5.2 Option Grant. Buyers shall hereby grant the Seller an option to purchase 15% of the outstanding equity of the Company, on fully diluted basis, for One Hundred Dollars No Cents ($100.00), if there is a Change in Control of the Company on or prior to 24 months after the Closing Date. This option shall expire 30 days after written notice to Seller from Buyer or the Company that a Change in Control has occurred.


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      5.3 Note Acceleration. In the event of a Change in Control of Company, the principal amount then outstanding of and the accrued interest on the loan evidenced by the Note and all amounts payable by the Buyers to the Seller thereunder shall be immediately due and payable, all without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Buyers.

SECTION 6         GENERAL PROVISIONS

      6.1 Further Action. Each of the parties hereto shall execute and deliver such documents and other papers and take such further actions as may be reasonably required, or as may be reasonably requested by any other party, to carry out the provisions hereof and give effect to the transactions contemplated hereby.

      6.2 Headings. The headings used in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any term or provision of this Agreement.

      6.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

      6.4 Entire Agreement. This Agreement represents the entire understanding of the parties with reference to the matters set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications and prior agreements among the parties relating to the subject matter herein.

      6.5 Amendment and Waiver. This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto. This Agreement may not be waived except by an instrument in writing signed by the party granting such waiver.

      6.6 Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Notwithstanding the preceding sentence, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party without the prior written consent of the other party.

      6.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its laws pertaining to conflicts of law.

      6.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.



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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Stock Purchase Agreement as of the date first above written.

COMPANY BUYER:


GREGORY FCA COMMUNICATIONS INC.


By: /s/  Gregory Matusky
    ----------------------------
     Gregory Matusky, President

INDIVIDUAL BUYERS:


GREGORY MATUSKY


By: /s/  Gregory Matusky
    ----------------------------
     Gregory Matusky


DOUGLAS ROSE


By: /s/ Douglas Rose
    ----------------------------
     Douglas Rose
                                          SELLER:
                                          ------

                                    U.S. TECHNOLOGIES INC.

                                    By: /s/ Gregory Earls
                                       ---------------------------------
                                       Gregory Earls, Chairman and CEO
                                       YAZAM.COM INC.


                                    By: Gregory Earls
                                       ---------------------------------
                                       Gregory Earls, President



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                                                                  Exhibit 99.2

April 8, 2002
FOR IMMEDIATE RELEASE

                                          From:  US Technologies
                                          1130 Connecticut Ave, NW Suite 700
                                          Washington, DC  20036

                                          Contact:  Blythe Hammett
                                                      202-366-3100


           US TECHNOLOGIES SELLS PR AND IR FIRM TO MANAGEMENT TEAM


    Business Editors

    WASHINGTON--(BUSINESS WIRE)--Apr. 8, 2002--U.S. Technologies, Inc. (OTC
BB: USXX) announced today that it has sold its public relations and investor relations firm Gregory FCA to a management team led by original stockholder and founder Gregory Matusky.
    Under the terms of the management buyout, Gregory FCA management remains intact, with Doug Rose continuing his role as Chief Operating Officer and David Evanson continuing as President, Investor Relations.
    The buyout terms include cash, earn outs and in-kind services. "We're pleased with the terms of the deal and excited to continue our work with Gregory FCA," says Gregory Earls, chairman and CEO of U.S. Technologies. "We have built a tremendous working relationship with the people at Gregory over the past year, and will continue to help them build their business as they pursue their goal of developing a national public and investor relations powerhouse. As the economy turns, and as U.S. Technologies refocuses on its core mission, the timing is right to divest ourselves of Gregory FCA."
      Founded in 1991, Gregory FCA ranks as the fourth largest public relations firm in the greater Philadelphia area, with clients that include AccuWeather, Sprint PCS, Global Knowledge, Pilot Air Freight, Tasty Baking Company, Universal Display Corporation, and American Business Financial Services. U.S. Technologies acquired the firm in 2001 as part of an acquisition of Yazam, an online investment banking company. Yazam purchased Gregory FCA in August, 2000.
    "Operationally, this transition will be invisible to our clients," says Greg Matusky. "All management and employees remain in place, and our operations continue from suburban Philadelphia. More broadly, this transition positions Gregory FCA for growth in an improving economy at a time when many of our competitors have been crippled or eliminated in this recession. To our credit,

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Gregory FCA has continued to sign new accounts and maintain our current staffing levels-placing us in a strong position to assist businesses that are again budgeting to spend on investor relations and public relations."



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